                                                                 Exhibit (b)(11)

                                 CONFIDENTIAL

                 MATERIAL PRESENTED TO THE SPIN-OFF COMMITTEE

                                      OF

                        HUGHES ELECTRONICS CORPORATION

                               ----------------

                                AT A MEETING ON

                               JANUARY 10, 1997

                               ----------------

     The following pages contain material that was provided to the Spin-Off Committee of Hughes Electronics Corporation (the "Company") in the context of a meeting of the Spin-Off Committee held to evaluate the transactions described in the Solicitation Statement which is part of this Schedule 13E-3. Certain information contained in this material was obtained from General Motors Corporation, the Company, HE Holdings, Inc., Raytheon Company and Northrop Grumman Corporation and other sources. Any estimates and projections contained herein have been prepared by the management of General Motors Corporation, the Company, HE Holdings, Inc., Raytheon Company or Northrop Grumman Corporation and analysts of certain publicly traded companies and involve numerous and significant subjective determinations, which may or may not be correct. Neither the companies nor Goldman, Sachs & Co. expects to update or otherwise revise the accompanying materials.

[Goldman Sachs logo]

HIGHLY CONFIDENTIAL
===================

Discussion Materials

Goldman, Sachs & Co.
January 10, 1997

Table of Exhibits

I.    Summary of Proposals

II.   Valuation Parameters
      Public Market Statistics
      Analysis of Relevant Transactions
      Discounted Cash Flow Analysis

III.  Review of Emerald
      Stock Trading History
      Summary Financial Data
      Review of Synergies

IV.   Analysis of Emerald Proposal
      Analysis of Proposal
      Pro Forma Trading Analysis

V.    Review of Sapphire
      Stock Trading History
      Summary Financial Data
      Review of Synergies

VI.   Analysis of Sapphire Proposal
      Analysis of Proposal
      Pro Forma Trading Analysis

A.    Appendix
      Backup Exhibits

                                   Exhibit 1

                             Summary of Proposals


                                            --------------------------------              ------------------------------
($ in millions, except share amounts)                   Emerald                                      Sapphire
                                            --------------------------------              ------------------------------
Total Value to Diamond                      $9,301        $9,301      $9,301              $9,498       $9,498     $9,498

                                             Low      Midppoint        High                 Low       Midpoint     High
                                             ---      ---------        ----                 ---       --------     ----

  Value of Equity                           $4,208      $4,676        $5,144              $4,570     $  5,078     $5,586

  Debt Assumed                               5,093       4,625         4,157               4,928        4,420      3,912

    Dividend                                 4,857       4,389         3,921               4,692        4,184      3,676
    Existing Debt                              236         236           236                 236          236        236

Stock Price                                 $72.90      $81.00        $89.10              $44.42     $  49.35     $54.29
                                                        $81.88
  January 6, 1997                                        77.88                                       $  50.00
  January 9, 1997                                                                                       47.50

Class A Shares Issued to Ruby Holders                   57.729                                        102.900


                             Summary of Proposals
                                   Key Terms

                                                      Emerald                                              Sapphire
------------------------------------------------------------------------------------------------------------------------------------
Management/                              CMArmstrong to be Board member                    CMArmstrong to the Board member
Board Representation
                                         MTSmith to be President, COO and Board            Current Diamond outside director to be
                                         member                                            Board member

                                         Third new member to be mutually agreed            Third new member to be mutually agreed

                                                                                           Several committees established with Ruby
                                                                                           representation:

                                                                                                Management Transition
                                                                                                Board Transition
                                                                                                Defense Business Executive Council

Contract Issues                          Triggering mechanisms for break-up                Sufficiency of assets
                                         fee/expenses
                                                                                           Indemnification of GM and GM Board

                                                                                           Break-up fee triggers upon withdrawal of
                                                                                           GS fairness opinion

Voting Rights                           Class A to have 80% of votes for election          Class A to have 80% of votes for election
                                        of directors; Class A and Class B each             of directors; Class A and Class B to
                                        have one vote per share on all others              have class votes on all other matters
                                        matters

Purchase Price Adjustment               Net working capital                                Adjusted net worth

                                   Exhibit 2

                           Public Market Statistics


($ in millions, except per share amounts)



                                              Levered               Multiple of EBITDA(b)          P/E Multiple(c)
                       Stock       Market     Market      Debt/     ---------------------        -----------------
Company               Price(a)       Cap.       Cap.       Cap.      1996E          1997E         1997E      1998E
------------------------------------------------------------------------------------------------------------------
Boeing(d)             $105.00      $36,663    $33,462     19.3%       12.8x          8.8x         19.6x      15.6x

General Dynamics        68.63        4,329      3,646      8.8%        9.1           9.2          15.3       15.0

Hughes Electronics      63.13       25,244     24,442      3.0%       10.3           9.5          23.6       20.4

Litton Industries       45.25        2,107      2,779     45.5%        7.3           6.5          12.9       12.2

Lockheed Martin         89.63       17,271     28,987     62.6%        7.4           6.7          14.3       12.8

Northrop Grumman        77.88        4,496      7,937     62.6%        7.3           6.9          13.4       11.8

Raytheon(d)             47.50       11,212     15,485     49.9%        9.1           8.3          13.2       11.9

      Median                                              45.5%        9.1x          8.3x         14.3x      12.8x

      Mean                                                36.0%        9.1           8.0          16.1       14.2

----------------------------------------------------------------------------------------------------------------

      (a) Closing stock prices as of 01/09/97.
      (b) EBITDA estimates as per Goldman Sachs research (November 1996). Figures exclude pension and non-cash income.
      (c) IBES estimates for EPS as of 01/08/97. Estimates for companies with non-calendar fiscal year ends have been calendarized.
      (d) Balance sheet figures have not been adjusted for pending acquisitions (BA/MD, RTN/TI).

                       Analysis of Relevant Transactions

                                ($ in millions)

                                                                                              Multiple Of Current Year
                                                                Form of          Total        -----------------------
Date      Acquiring Company     Acquired Company             Consideration   Consideration    Sales   EBIT    EBITDA
Pending   Raytheon              Texas Instruments DS&E           Cash         $ 2,950          1.68x  12.0x   10.6x
Pending   Boeing                McDonnell Douglas                Stock         13,345          1.01   10.5    10.0
12/96     Boeing                Rockwell A&D                  Cash/Stock        3,025          0.94   11.1     9.4
04/96     Lockheed Martin       Loral                            Cash           9,066          1.44   12.9     9.2
03/96     Northrop Grumman      Westinghouse ESG                 Cash           3,000          1.17   12.7     9.3
05/95     Raytheon              E-Systems                        Cash           2,340          1.06   11.6     8.3
03/95     Martin Marietta       Lockheed                         Stock          5,227          0.56    8.6     5.4
05/94     Northrop              Grumman                          Cash           2,190          0.64   10.9     7.5


          Multiple Of          Multiple of
           Next Year              Book
          -----------             Value
          Sales   EBIT
Pending   1.66x   12.9x            3.4X
Pending   0.95     8.8             4.4
12/96     0.93     9.4             3.9
04/96     1.33    11.9             3.8
03/96     1.25    10.9             9.6
05/95     0.96    10.6             2.8
03/95     0.57     8.2             1.9
05/94     0.66     9.9             2.5

                                                                                         Multiple Of
                                                          Multiple Of Current Year        Next Year   Multiple of
                                                         -------------------------      -------------     Book
                                                         Sales     EBIT     EBITDA      Sales    EBIT    Value
Acquiring    Acquired      Form of          Total
Company      Company    Consideration   Consideration
-----------------------------------------------------------------------------------------------------------------
High                                                      1.68x    12.9x     10.6x      1.66     12.9x     9.6x
Median                                                    1.03     11.4       9.3       0.96     10.3      3.6
-----------------------------------------------------------------------------------------------------------------

TBD           Ruby       Cash/Stock         $9,500        1.53x    13.7x     11.7x      1.43x    13.0x     1.9x


                            Summary Financial Data
                                     Ruby

                                                       Years Ended December 31,                     CAGR
                                            1996     1997     1998     1999     2000      2001    '96-'01
($ in millions, except per share amounts)   ----     ----     ----     ----     ----      ----    -------
Income Statement
----------------
Revenues                                   $6,200   $6,640   $7,148   $7,657   $8,826    $9,600     9.1%
    Annual Growth                                     6.8%     7.7%     7.1%    15.3%      8.8%

EBITDA                                        814      863      893      955    1,080     1,163     7.4%
    Margin                                  13.1%    13.0%    12.5%    12.5%    12.2%     12.1%

EBIT (a)                                      695      732      750      800      916       998     7.5%
    Margin                                  11.2%    11.0%    10.5%    10.5%    10.4%     10.4%

Earnings Per Share                          $0.91    $0.92    $0.95    $1.04    $1.23     $1.36     8.5%
    Annual Growth                                     1.1%     3.8%     9.1%    18.2%     10.9%

                                            9/30/96
                                            -------
Balance Sheet
-------------
Debt                                         $236
Equity                                      5,044

Debt/Cap Ratio                               4.5%

Source: Financial information provided by Ruby management, December 1996.
(a) EBIT figure excludes impact of amortization of goodwill.

                         Discounted Cash Flow Analysis


($ in millions)
                                     Multiple of Terminal EBITDA
                                    -----------------------------
Discount Rate                            7.0x      7.5x      8.0x
-----------------------------------------------------------------
     10.0%    PV of Cash Flows         $1,876    $1,876    $1,876
              PV of Terminal Value      5,146     5,514     5,881
                                       ------    ------    ------
              Total PV                 $7,022    $7,389    $7,757

     11.0%    PV of Cash Flows         $1,827    $1,827    $1,827
              PV of Terminal Value      4,919     5,270     5,621
                                       ------    ------    ------
              Total PV                 $6,745    $7,096    $7,448

     12.0%    PV of Cash Flows         $1,780    $1,780    $1,780
              PV of Terminal Value      4,703     5,039     5,375
                                       ------    ------    ------
              Total PV                 $6,482    $6,818    $7,154




-------------
Cash flow projections provided by Ruby management.
Terminal value calculation based on a multiple of trailing EBITDA in 2001. All cash flows discounted to January 1, 1997.

                         Discounted Cash Flow Analysis
                         Comparison of Synergy Values


($ in millions)

---------------------------------------     ---------------------------------------
             Emerald-Ruby                                Sapphire-Ruby
---------------------------------------     ---------------------------------------
            Multiple of Terminal EBIT                   Multiple of Terminal EBIT
Discount  -----------------------------     Discount  -----------------------------
  Rate        8.0x      9.0x     10.0x        Rate        8.0x      9.0x     10.0x
--------  -----------------------------     --------  -----------------------------
 10.0%      $1,762    $1,905    $2,049       10.0%      $3,106    $3,371    $3,637

 11.0%       1,695     1,833     1,970       11.0%       2,985     3,239     3,493

 12.0%       1,632     1,763     1,894       12.0%       2,871     3,114     3,357




-------------------
Synergy projections provided by Emerald and Sapphire management (January 1997). Sapphire-Ruby synergy values do not include synergies associated with Sapphire's acquisition of Alamo.
Terminal value calculation based on a multiple of trailing EBIT in 2001. All cash flows discounted to January 1, 1997.

                                   Exhibit 3

                             Stock Trading History
                                    Emerald

                              [GRAPH APPEARS HERE]

Latest Close (1/9/97)     $77.88     Shares Outstanding (millions)
                                       Primary                              57.7
10 Day Average            $81.46       Fully-Diluted                        59.0
20 Day Average             80.98
30 Day Average             81.41     Average Daily Volume                147,078

                             Stock Trading History
                               Emerald - Indexed

                             [GRAPH APPEARS HERE]

                            Summary Financial Data
                                    Emerald

                                                           Years Ended December 31,                  CAGR
($ in millions, except per share amounts)      1996     1997     1998     1999    2000     2001     '96-'01
                                               ----     ----     ----     ----    ----     ----     -------
Income Statement
----------------
Revenues                                      $8,000     ***      ***      ***    ***      ***        ***
     Annual Growth                                       ***      ***      ***    ***      ***

EBIDTA (a)                                       953     ***      ***      ***    ***      ***        ***
     Margin                                    11.9%     ***      ***      ***    ***      ***

EBIT (b)                                         594     ***      ***      ***    ***      ***        ***
     Margin                                     7.4%     ***      ***      ***    ***      ***

Earnings Per Share                             $5.28     ***      ***      ***    ***      ***        ***
     Annual Growth                                       ***      ***      ***    ***      ***


Balance Sheet                                12/31/96
-------------                                --------
Debt                                          $3,490
Equity                                         2,175

Debt/Cap Ratio                                 61.6%

Credit Ratings
     S&P                                        BBB-
     Moody's                                    Baa3

Source: Financial information provided by Emerald management, January 1997.
(a) EBITDA figures are before impact of pension income.
(b) EBIT figure include impact of pension income and amortization of acquisition goodwill.

*** [CONFIDENTIAL PORTIONS OMITTED PURSUANT TO A SEPARATELY FILED CONFIDENTIAL TREATMENT REQUEST.]

                              Review of Synergies
                                    Emerald


                                                          Years Ended December 31,             '97-'01
($ in millions)                                 1997      1998      1999      2000      2001     Total
                                                ----      ----      ----      ----      ----     -----
Revenue Synergy                                   $5      $150      $420      $650     $1,000    $2,225
     Associated Margin (11%)                       1        17        46        72        110       245

Pretax Cost Savings*                             199       234       295       169         72       969
                                                ----      ----      ----      ----     ------    ------
     Subtotal                                   $200      $251      $341      $241       $182    $1,214
                                                ----      ----      ----      ----     ------    ------
Other Items
     Purchase Accounting Adjustments             $78       $83       $84       $86        $86      $417
                                                ----      ----      ----      ----     ------    ------
Total EBT increase                              $278      $334      $425      $327       $268    $1,631
                                                ----      ----      ----      ----     ------    ------


Source: Synergy information provided by Emerald management, January 1997.

                                   Exhibit 4

                             Analysis of Proposal
                                    Emerald

                   ($ in millions, except per share amounts)


       -------------------------------------------------------------
       Summary of Terms
       -------------------------------------------------------------
                Class A Shares Issued to Ruby Holders       52.729
                Emerald Stock Price (1/9/97)                $77.88

                Implied Equity Value                        $4,496
                Debt Assumed                                 4,805
                                                            ------
                Total Transaction Value                     $9,301
       -------------------------------------------------------------




--------------------------------------------------------------------------------
Emerald
Stock                                                                 Pro Forma
Price      % Change          Debt        Equity     Total Value        Debt/Cap
-------------------         -----------------------------------       ---------
$64.80      (20.0%)         $5,093       $3,741       $8,833              59.2%
 68.85      (15.0%)          5,093        3,975        9,067              58.3%
 72.90      (10.0%)          5,093        4,208        9,301              57.3%
 76.95       (5.0%)          4,859        4,442        9,301              55.8%
 81.00        0.0%           4,625        4,676        9,301              54.2%
 85.05        5.0%           4,391        4,910        9,301              52.7%
 89.10       10.0%           4,157        5,144        9,301              51.1%
 93.15       15.0%           4,157        5,377        9,535              50.3%
 97.20       20.0%           4,157        5,611        9,769              49.6%
--------------------------------------------------------------------------------

                          Pro Forma Trading Analysis
                                    Emerald

($ in millions, except per share amounts)       Year 1 Synergy Case (a)            "Normalized" Synergy Case (b)
                                                -----------------------            -----------------------------
1997E Net Income                                      $566                                 $658

Valuation Implications
----------------------
1997E Net Income Multiple Range                  14.0x           15.0x                14.0x           15.0x


Equity Value to Class A Holders                 $3,962          $4,245               $4,606          $4,935

Plus Value of Ruby Debt Relief                   4,625           4,625                4,625           4,625
                                                 -----           -----                -----           -----

Total Transaction Value                         $8,587          $8,870               $9,231          $9,560
                                                ======          ======               ======          ======

----------------------------------------------------------------------------------------------------------------
Implied Share Price                             $74.37       $76.82                  $79.95          $82.80
   Implied Earnings Per Share                         $4.90                                $5.70
   Implied Accretion / (Dilution)                     (15.9%)                               (2.2%)
   P/E Multiple to Breakeven at Midpoint               15.9x                                13.7x
----------------------------------------------------------------------------------------------------------------

Analysis based on transaction completed at the midpoint of the collar.

(a) Net income reflects impact of projected synergies in 1997 pro forma for a full year contribution.

(b) Net income reflects impact of "normalized" annual synergies.

                                   Exhibit 5

                             Stock Trading History
                                   Sapphire


                             [GRAPH APPEARS HERE]


Latest Close (1/9/97)        $47.50          Shares Outstanding (millions)
                                               Primary                            236.0

10 Day Average               $48.61            Fully-Diluted                      240.1
20 Day Average                48.25
30 Day Average                49.11          Average Daily Volume               557,516

                            Stock Trading History

                              Sapphire - Indexed





                             [GRAPH APPEARS HERE]

                            Summary Financial Data
                                   Sapphire

                                                                Years Ended December 31,                             CAGR
($ in millions, except per share amounts)      1996     1997       1998       1999        2000        2001        '96-'01
                                               ----     ----       ----       ----        ----        ----        -------
Income Statement
----------------
Revenues                                     $12,355   $14,936    $16,670   $18,817      $21,194     $23,889       14.1%
    Annual Growth                                        20.9%      11.6%     12.9%        12.6%       12.7%

EBITDA                                         1,648     2,028      2,260     2,524        2,807       3,123       13.6%
    Margin                                     13.3%     13.6%      13.6%     13.4%        13.2%       13.1%

EBIT                                           1,263     1,565      1,788     2,032        2,306       2,619       15.7%
    Margin                                     10.2%     10.5%      10.7%     10.8%        10.9%       11.0%

Earnings Per Share                              $3.30    $3.59      $4.29     $5.04        $5.88       $6.82       15.6%
    Annual Growth                                         8.8%      19.7%     17.5%        16.6%       15.9%

Impact of TI Base Plan
----------------------
Revenues                                                $1,775     $1,791    $1,952       $2,056      $2,216        5.7%
EBIT                                                       239        243       264          277         298        5.7%
    Margin                                               13.5%      13.6%     13.5%        13.5%       13.4%

                                            12/31/96                   Pro Forma TI
                                            --------                   -------------
Balance Sheet
-------------
Debt                                          $3,511                       $6,461
Equity                                         4,448                        4,448

Debt/Cap Ratio                                 44.1%                       59.2%

Credit Ratings
    S&P                                        A+                         BBB+            Watch List
    Moody's                                    A1                       On Review

Source: Financial information for 1996 and 1997 provided by Sapphire management, January 1997.

Defense financial information for 1996-2001 provided by Sapphire management.

Financial information for non-defense businesses 1998-2001 developed by Goldman Sachs in consultation with and specific guidance from Sapphire management.

                              Review of Synergies
                                   Sapphire

($ in millions)                       Years Ended December 31,            '97-'01
                             1997*     1998     1999     2000     2001     Total
                             -----     ----     ----     ----     ----     -----
-------------
Sapphire/Ruby
-------------
Revenue Synergy               $15      $220     $385     $555     $750     $1,925
     Associated Margin          2        24       42       61       84        213

Pretax Cost Savings           152       343      421      393      345      1,654
                              ---       ---      ---      ---      ---      -----

     Subtotal                $154      $367     $463     $454     $429     $1,867
                             ----      ----     ----     ----     ----     ------

-----------
Sapphire/TI
-----------
Revenue Synergy                $0      $130     $140     $170     $190       $630
     Associated Margin          0        17       18       22       25         82

                               16        38       55       54       54        217
                               --        --       --       --       --        ---

     Subtotal                 $16       $55      $73      $76      $79       $299
                              ---       ---      ---      ---      ---       ----

-------
Ruby/TI
-------
Revenue Synergy               $47      $190     $389     $515     $580     $1,701
     Associated Margin          5        21       42       61       70        199

                               31        97       84       72       73        357
                               --        --       --       --       --        ---

     Subtotal                 $36      $118     $126     $133     $143       $556
                              ---      ----     ----     ----     ----       ----

Total EBT Increase           $190      $485     $590     $587     $572     $1,867
                             ====      ====     ====     ====     ====     ======

Source: Synergy information provided by Sapphire management, January 1997.
* 1997 figures represent 1/2 year.

                                   Exhibit 6

                           Analysis of Proposal
                                   Sapphire

                   ($ in millions, except per share amounts)

-------------------------------------------------------------------------
                               Summary of Terms
-------------------------------------------------------------------------
     Class A Shares Issued to Ruby Holders            102.9
     Sapphire Stock Price (1/9/97)                   $47.50

     Implied Equity Value                            $4,888
     Debt Assumed                                     4,612
                                                      -----
     Total Transaction Value                         $9,500
                                                      =====
-------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Sapphire
Stock                                               Total Transaction Value                          Pro Forma
Price           % Change             Equity Value        Debt                Total Value             Debt/Cap*
-------        ----------            -------------       ------              -----------              ----------
$37.01          (25.0%)              $3,808              $4,930                  $8,738                58.0%
 39.48          (20.0%)               4,062               4,930                   8,992                57.2%
 41.95          (15.0%)               4,316               4,930                   9,246                56.5%
------------------------------------------------------------------------------------------------
 44.42          (10.0%)               4,570               4,930                   9,500                55.8%
 46.88           (5.0%)               4,824               4,676                   9,500                54.6%
 49.35            0.0%                5,078               4,422                   9,500                53.3%
 51.82            5.0%                5,332               4,168                   9,500                52.1%
 54.29           10.0%                5,586               3,914                   9,500                50.8%
------------------------------------------------------------------------------------------------
 56.75           15.0%                5,840               3,914                   9,754                50.2%
 59.22           20.0%                6,093               3,914                  10,008                49.6%
 61.69           25.0%                6,347               3,914                  10,262                49.0%
-------------------------------------------------------------------------------------------------------------------------------

* Reflects impact of additional $2,950 debt relating to the pending acquisition of TI.

                           Analysis of Proposal
                         Sapphire - Collar Sensitivity

                   ($ in millions, except per share amounts)

-------------------------------------------------------------------------------------------------------------------------------
Sapphire                                                    Implied            Implied                Implied
 Stock                              Implied P/E            1997E EPS         Net Income                 EBIT
 Price          % Change              Multiple          at Current P/E        Shortfall              Shortfall
-------        ----------           -----------         --------------       -----------            -----------
$37.01            (25.0%)                   10.3X            $2.69               ($215)                   ($330)
 39.48            (20.0%)                   11.0              2.87                (172)                    (265)
 41.95            (15.0%)                   11.7              3.05                (130)                    (200)
----------------------------------------------------------------------------------------------------------------
 44.42            (10.0%)                   12.3              3.23                 (87)                    (134)
 46.88             (5.0%)                   13.0              3.41                 (45)                     (69)
 49.35              0.0%                    13.7              3.59                  (2)                      (4)
 51.82              5.0%                    14.4              3.77                  40                       62
 54.29             10.0%                    15.1              3.95                  83                      127
----------------------------------------------------------------------------------------------------------------
 56.75             15.0%                    15.8              4.13                 125                      192
 59.22             20.0%                    16.5              4.31                 168                      258
 61.69             25.0%                    17.1              4.49                 210                      323
-------------------------------------------------------------------------------------------------------------------------------

* Analysis based on 1997E EPS of $3.59, 237.6 primary shares outstanding and a tax rate of 35%.

                             Analysis of Proposal
                                   Sapphire



($ in millions, except per share amounts)             Year 1 Synergy Case (a)                     "Normalized" Synergy Case (b)
                                                      -----------------------                     -----------------------------
1997E Net Income                                            $1,195                                            $1,350

Valuation Implications
----------------------
1997E Net Income Multiple Range                         14.0x            15.0x                       14.0x                 15.0x

Equity Value to Class A Holders                       $5,019           $5,378                     $ 5,670               $ 6,075

Plus Value of Ruby Debt Relief                         4,612            4,612                       4,612                 4,612
                                                      ------           ------                     -------               -------
Total Transaction Value                               $9,631           $9,990                     $10,282               $10,687


------------------------------------------------------------------------------------------------------------------------------------
Implied Share Price                                   $48.78           $52.26                     $ 55.10               $ 59.04
    Implied Earnings Per Share                              $ 3.48                                            $3.94
    Implied Accretion/(Dilution)                             (1.9%)                                            10.9%
    P/E Multiple to Breakeven to Midpoint                    13.6x                                             12.1x
------------------------------------------------------------------------------------------------------------------------------------

Analysis based on transaction completed at the midpoint of the collar.

(a) Net Income reflects impact of projected synergies in 1997 pro forma for a full year contribution.

(b) Net Income reflects impact of "normalized" annual synergies.

                                   Exhibit A

                             Impact of Transaction
                                    Emerald

                                                                Years Ended December 31,                        CAGR      CAGR
($ in millions, except per share amounts)     1996          1997       1998       1999       2000      2001    '96-'01   '97-'01
                                              ----          ----       ----       ----       ----      ----    -------   -------
------------------------------
Emerald Stand-Alone
------------------------------
Earnings Per Share                            $5.31         ***         ***        ***        ***       ***      ***      ***
  P/E Ratio*                                                ***         ***        ***        ***       ***

Debt/Cap                                         62%          57%         50%        41%        51%       35%



------------------------------
Emerald Pro Forma
------------------------------
Earnings Per Share                            $5.31        $4.97        $5.89      $7.55     $8.37     $9.68     12.8%    18.1%
  P/E Ratio to Breakeven*                                  15.7x        13.2x      10.3x      9.3x      8.0x

Accretion / (Dilution)                                      ***         ***        ***        ***       ***

Debt/Cap                                         55%         51%          47%        41%       39%        33%

------------------------------
Emerald Pro Forma w/Repurchase
------------------------------
Earnings Per Share                            $5.31       $5.02        $6.14      $8.28     $9.51     $11.36     16.4%    22.7%
  P/E Ratio to Breakeven*                                 15.5x        12.7x       9.4x      8.2x       6.9x

Accretion / (Dilution)                                      ***         ***        ***        ***       ***

Debt/Cap                                         55%        55%          55%        55%       55%        55%

Source: Pro forma merger consequences as per Emerald management, January 1997.

* Based on latest closing stock price of $77.88 as of January 9, 1997. ***[CONFIDENTIAL PORTIONS OMITTED PURSUANT TO A SEPARATELY FILED CONFIDENTIAL
   TREATMENT REQUEST.]

                             Impact of Transaction
                                   Sapphire

                                                                Years ended December 31,                        CAGR      CAGR
($ in millions, except per share amounts)     1996          1997       1998       1999       2000      2001    '96-'01   '97-'01
                                              ----          ----       ----       ----       ----      ----    -------   -------
------------------------------
Sapphire
------------------------------
Earnings Per Share*                           $3.30        $3.55       $4.18      $4.92      $5.74    $ 6.69    15.2%    17.2%
  P/E Ratio**                                              13.4x       11.4x       9.7x       8.3x      7.1x

Debt/Cap                                       44.1%



------------------------------
Sapphire/Alamo
------------------------------
Earnings Per Share                            $3.30        $3.56        $4.25      $5.10     $5.98     $7.01     16.3%    18.5%
  P/E Ratio to Breakeven                                   13.3x        11.2x       9.3x      7.9x      6.8x

Accretion/(Dilution)                                        0.3%         1.7%       3.7%      4.2%      4.8%

Debt/Cap                                       59.2%       52.9%        46.0%      38.8%     31.9%     24.7%

------------------------------
Sapphire/Alamo/Ruby
------------------------------
Earnings Per Share                            $3.30       $3.49        $4.24      $5.21     $6.13      $7.05     16.4%    19.2%
  P/E Ratio to Breakeven                                  13.6x        11.2x       9.1x      7.7x       6.7x

Accretion/(Dilution)                                      (1.7%)        1.4%       5.9%      6.8%       5.4%

Debt/Cap                                       53.8%      49.2%        43.7%      37.3%     30.7%      23.4%

* Earnings per share calculated using fully-diluted shares outstanding.

** Based on latest closing stock price of $47.50 as of January 9, 1997.

Ruby Management Assessment
Base Financial Plans

                                          1997                Cumulative '97-'01
                                  ---------------------    ------------------------          CAGR
($ in millions)                     $       % Change          $       % Change             '97-'01
-------------------------------------------------------    ------------------------      ------------
-------------------------------
Emerald
-------------------------------
Baseline                           $805                      $4,847                          10.2%
Ruby Consensus                      800        (0.6%)         4,747      (2.1%)               9.3%
Constant Rates                      739        (8.2%)         3,925     (19.0%)               3.0%

Baseline Synergies                  200        24.8%          1,263      26.1%
Ruby Consensus Synergies            166        20.6%            986      20.3%


-------------------------------
Sapphire
-------------------------------
Baseline                         $1,606                     $10,417                          16.9%
Ruby Consensus                    1,557        (3.1%)         9,854      (5.4%)              14.4%
Constant Rates                    1,311       (18.4%)         8,004     (23.2%)               9.9%

Baseline Synergies                  190        11.8%          2,257      21.7%
Ruby Consensus Synergies            287        17.9%          1,880      18.0%


Notes:
Analysis as per Ruby management, January 1997. Assessment of impact on operating earnings.

Ruby Management Assessment
Revenue Synergy

                                                                    Years Ended December 31,
($ in millions)                                  1997           1998         1999          2000            2001
=====================================================================================================================
------------------------------------
Emerald
------------------------------------
Additional Revenues over Baseline                $5             $150        $420           $650           $1,000

Additional Operating Profit                      $1             $17         $48            $72            $110

"Ruby Consensus" Adjustment                                     ------------None-------------

Combined Electronics Base                        $10,716        $11,663     $12,811        $14,637        $16,340
   Synergy as a % of Base                           0.0%          1.3%        3.3%           4.4%           6.1%

------------------------------------
Sapphire
------------------------------------
Additional Revenues over Baseline                 $15           $ 220       $385           $  555         $  750
Additional Revenues from Ruby/TI                   47             190        369              515            580
                                                  ---           -----       ----           ------         ------
    Total                                         $62           $ 410       $754           $1,070         $1,330

Additional Operating Profit                       $ 7           $  45       $ 84           $  122         $  153

"Ruby Consensus" Adjustment                                     ------------None-------------

Combined Defense Base (w/TI)                     $15,045       $16,350      $17,826        $20,000        $21,940
   Synergy as a % of Base                           0.4%         2.5%         4.2%           5.4%           6.1%

Notes:
Analysis as per Ruby management, January 1997.

Ruby Management Assessment
Cost Synergy

                                                           Years Ended December 31,
($ in millions)                                1997       1998      1999       2000       2001
-------------------------------------------------------------------------------------------------
-------------------------------------
Emerald Analysis (a)
-------------------------------------
Cost Reduction - Gross                         $393       $653       $770       $770       $770

Change in EBT                                  $199       $234       $294       $169       $121

Implied Retention Rate                         50.6%      35.8%      38.2%      21.9%      15.7%

Combined Target Cost Pool (Approx.)*          $9,700    $10,400    $11,300    $12,800    $14,300
Gross Savings as a % of Target Cost Pool        4.1%       6.3%       6.8%       6.0%       5.4%

ESID/ESSD Cost Pool (Approx.)                 $3,700    $ 4,100    $ 4,600    $ 5,200    $ 6,100
Gross Savings as a % of Cost Pool              10.6%      15.9%      16.7%      14.8%      12.6%

-------------------------------------
Ruby Consensus Adjustment
-------------------------------------
Adjust Cost Reduction                           $685       $685       $685       $685       $685

Adjust Retention Rate                                                            20.0%      20.0%

  Revised Change in EBT                         $166       $269       $165       $137       $137

    Adjustment to EBT                           ($33)       $35      ($129)      ($32)       $16

Notes:
Analysis as per Ruby management, January 1997.
*Estimated target cost pool consists of ESID, ESSD and Ruby.

Ruby Management Assessment
Cost Synergy

                                                                           Years Ended December 31,
($ in millions)                                             1997         1998      1999          2000         2001
======================================================================================================================
-------------------------------
Sapphire
-------------------------------
Change in EBT                                                 $183        $440       $505         $465         $418

Implied Retention Rate                                       26.4%       29.8%      36.6%        34.2%        14.4%

Combined Target Cost Pool (Approx.)*                       $11,600     $12,400    $13,400      $15,000      $16,300
Gross Savings as a % of Target Cost Pool                      4.9%        9.3%       8.6%         7.7%         7.1%

Ruby Cost Pool (Approx.)                                    $6,000      $6,200     $6,600       $7,500       $8,100
Gross Savings as a % of Ruby Cost Pool                        9.6%       18.5%      17.4%        15.4%        14.2%


-------------------------------
Ruby Consensus Adjustment
-------------------------------
Adjust Retention Rate                                        50.0%       40.0%      30.0%        25.0%        25.0%


  Revised Change in EBT                                       $287        $480       $345         $288         $288


      Adjustment to EBT                                       $104         $20     ($160)       ($177)       ($130)

Notes:
  Analysis as per Ruby management, January 1997.